              Countrywide Revolving Home Equity Loan Trust 2004-C

                         Statement to Certificateholders

                                  June 15 2004

        DISTRIBUTION IN DOLLARS
         ORIGINAL            PRIOR                                                                                       CURRENT
         FACE                PRINCIPAL                                                           REALIZED   DEFERRED     PRINCIPAL
CLASS    VALUE               BALANCE            PRINCIPAL        INTEREST          TOTAL         LOSSES     INTEREST     BALANCE
A        1,054,900,000.00    1,039,455,631.13   22,006,886.83    1,105,287.82    23,112,174.65     0.00      0.00   1,017,448,744.30
TOTALS   1,054,900,000.00    1,039,455,631.13   22,006,886.83    1,105,287.82    23,112,174.65     0.00      0.00   1,017,448,744.30

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                 PASS-THROUGH RATES
                         PRIOR                                                             CURRENT                 CURRENT
                         PRINCIPAL                                                         PRINCIPAL       CLASS   PASS THRU
 CLASS        CUSIP      FACTOR          PRINCIPAL       INTEREST         TOTAL            FACTOR                  RATE
A            1266715Y8   985.35940007     20.86158577    1.04776549      21.90935127      964.49781430     A      1.320000 %
TOTALS                   985.35940007     20.86158577    1.04776549      21.90935127      964.49781430

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  June 15 2004

Investor Floating Allocation Percentage                                                                                    100.00 %

Investor Distribution Amount                                                                                          23,112,174.65
Note Interest                                                                                                          1,105,287.82
Note Rate                                                                                                                1.320000 %

Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              3,457,238.80
Scheduled Principal Collections Payment Amount                                                                        18,549,648.03
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            22,006,886.83

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed

Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            427,650.44
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  June 15 2004


Note Principal Balance (before distributions)                                                                      1,039,455,631.13
Note Principal Balance (after distributions)                                                                       1,017,448,744.30
Note Factor                                                                                                             0.9644978 %

Asset Balance of Mortgage Loans:                                                                                   1,007,811,402.37

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  June 15 2004

        Delinquent Mortgage Loans
                  Group Totals
                                                    Principal
                 Category           Number           Balance      Percentage
                 1 Month               73        2,921,916.83         0.29 %
                 2 Month               23          729,003.50         0.07 %
                 3 Month               14          486,411.46         0.05 %
                  Total               110        4,137,331.79         0.41 %
        * Delinquent Buckets do not include Foreclores or REO Properties Bankruptcies
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     19           648,247.67             0.06 %
                 * Bankruptcy Loans are also reflected in Deliquencies.

        Foreclosures
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                      0                 0.00                  %

        REO Properties
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                      0                 0.00                  %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                  June 15 2004

Note Rate                                                                                                                1.320000 %

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                          0.00
Principal Balance                                                                                                              0.00
Subordinated Transferor Collections                                                                                            0.00

Overcollateralization Step-Down Amount                                                                                         0.00
Avaiable Transferor Subordinated Amount                                                                                        0.00
Required Transferor Subordinated Amount                                                                               11,603,900.00
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                      22,768,937.54

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.